                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-58314



                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------
                            VARIABLE SEPARATE ACCOUNT

                         SUPPLEMENT TO THE PROSPECTUSES
                                DATED MAY 1, 2006

                   WM DIVERSIFIED STRATEGIES VARIABLE ANNUITY
                 WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY
--------------------------------------------------------------------------------

        Currently, insurance obligations under the contracts and certificates issued by AIG SunAmerica Life Assurance Company are guaranteed by American Home Assurance Company (the "Guarantee"). The Guarantee does not guarantee contract or certificate value or the investment performance of the Variable Portfolios.

        As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee will terminate for prospectively issued contracts and certificates. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full.










Dated:  November 27, 2006



                Please keep this Supplement with your Prospectus.